SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                AMENDMENT NO. 1

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)

                                  April 9, 2003




                            PERFECT HEALTH CARE CORP.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Nevada
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


           000-30697                             48-1302159
    ------------------------         ------------------------------------
    (Commission File Number)         (IRS Employer Identification Number)


                  4017 Colby Avenue, Everett, Washington 98201
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (800)294-1211
                                                           --------------


                               LOVE CALENDAR, INC.
                  437 N. GRANT STREET, SALT LAKE CITY, UT 84116
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



                                      -i-
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EXPLANATORY NOTE: On April 14, 2003, we filed a Current Report on Form 8-K respecting, among other things, our entry into the medical services discount business. This Amendment No. 1 to that Current Report is to provide a description of our business and operations.


ITEM 5  -  OTHER INFORMATION

DESCRIPTION OF BUSINESS

Company History

     Perfect Health Care Corp. ("the Company") was incorporated in the State of Utah on August 17, 1987 as Love Calendar, Inc., for the purpose of developing and marketing specialty advertising and promotional products. We raised a modest amount of capital in a Rule 504 limited offering, but were generally unsuccessful in developing the concept into a viable enterprise. Ultimately we abandoned our business plan after exhausting our funds and being unsuccessful in raising additional capital. Following several years of seeking out and examining a number of business opportunities, we adopted our current business plan.

     In April, 2003 our Board adopted, and our shareholders approved, a plan of reorganization whose sole purpose and effect was to move the company's domicile from Utah to Nevada. At about the same time, we adopted our current business plan, accepted Jenifer Ayers' voluntary resignation as President, and appointed Antoine Jarjour President and a Director. Ms. Ayers remains a director.

Industry Overview

     Perfect Health Care Corp. is engaging in a business that addresses the growing need in the U.S. for access to "affordable" health care. In the past decade, the costs of providing even basic health services have escalated dramatically, to the point that adequate insurance is becoming increasingly beyond the means of employers to provide or of consumers to purchase. Twenty years ago, 85% of U.S. employers offered health benefits to their employees, while today the number is around 60%.

     The United States Department of Commerce reports that more than 40,000,000 U.S. citizens are without any health insurance. Industry insiders say that the Department's numbers understate the problem, because they measure only those who are uninsured at a particular point in time, and the uninsured segment tends to be transient since most people rely on their employers to provide the coverage. In reality, an estimated 80,000,000 people in America went without insurance for some period in the last two years, and 24 million Americans were uninsured for the entire two-year period (source: AMNews, April 14, 2003). Millions who do have health insurance are seeing their premiums increase, their coverages being reduced, or both. Skyrocketing medical liability insurance premiums for physicians and other providers are ultimately passed through to the health services consumer. And brand-name prescription medication prices are increasing at double-digit rates. As a consequence of these and other factors, industry analysts, the media, and debates in Congress commonly refer to the situation in terms such as "the current healthcare crisis in America."



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

Products

The National Healthcare Card

     Our proposed products include the National Healthcare Card, and derivative products that are similar in nature but targeted to "niche" markets such as employees, affinity groups, geographic regions, etc. (In this discussion we use the term "the Card" to refer to our products in the aggregate, unless the context requires otherwise.) The Card is designed to supplement, not replace, insurance and other options available to consumers to reduce their out-of-pocket costs for health care services and prescriptions. The Card is not an insurance product. There is no undertaking by us as the plan administrator to pay any portion of any fee for services or prescriptions purchased using the Card. Rather, the Card provides the consumer with access to networks of providers who are members of Preferred Provider Organizations (PPOs) or other provider associations and who have agreed to honor the Card and accept reduced fees from patients who pay cash for their services and prescription drugs. The cardholder simply presents her card to the participating provider at the time of the service to qualify for the discount. Initially, our network will include more than 440,000 providers, whom cardholders will be able to easily identify by location and practice area using either the toll free "800" number printed on the card, or our web-based provider search engine.

     Once implemented, the Card programs will permit subscribers to enjoy the benefit of the greater "buying power" available to members of large buying groups. The provider will benefit by receiving the patient referral at a predictable marketing cost (i.e., the amount of the discount), as well as eliminating the lengthy delay typical of receiving payment from an insurance company. The customer will pay a monthly, quarterly, or annual fee for access to our provider networks and for extensive customer support services. The amount of the fee will vary depending upon the benefits provided, the group membership, or perhaps other variables. The amount of the discount off the providers' regular fee schedules will vary depending upon the type of service and perhaps other factors, but the discounts will be genuine, ranging from about 10 percent to about 50 percent.

     Although the Card is not insurance, and is not intended to take the place of insurance, we believe that millions of Americans can benefit from owning the Card whether or not they carry other health coverages, but especially if they do not. Net of the discounts, it is likely that cardholders will pay "out-of-pocket" more for specific drugs and services than with most HMO and insurance plans, especially plans provided by large employers. On the other hand, the minimum monthly cost of owning the Card is generally significantly less than monthly premiums on health insurance, making the Card especially attractive for families that only occasionally purchase drugs and medical services.

     In general, we believe the Card to be potentially attractive and beneficial to health care consumers in the following categories:

     o    People with gaps in their insurance coverage.

     o People who have been turned down for insurance coverage of a procedure due to a pre-existing condition clause.

     o People who have been turned down for insurance because of age or infirmity.

     o People who have reached the yearly and/or lifetime benefit limits of their insurance policy.

     o People who choose alternative healthcare solutions that are often not covered by HMOs.

     o    The self-employed.

     o Small business owners who want to provide their employees with a healthcare benefit.

     o Employees whose employers have terminated or curtailed employee health benefits.

     The Institute of Medicine of the National Academy of Sciences recently reported that the lack of insurance is associated with Americans getting too little care too late. The uninsured are sicker, die younger, and receive less care for traumatic injuries than people with health insurance. We hope and expect that membership in our discount healthcare programs will encourage the uninsured and under-insured to seek appropriate care when needed. Even where no medical need arises, we hope and expect that cardholders will benefit from a level of comfort and security in the knowledge that if uninsured medical services should be needed, they may be had at substantial discounts.

Other Products

     In addition to the National Healthcare Card, which we expect to begin actively marketing within sixty days of the date of this report, we intend to develop and market a portfolio of similar products with features and benefits oriented toward certain "niche" markets. These markets may include geographic regions, employee groups, non-profit fraternal and other affinity groups, retail stores, medical specialty areas, and others. The cards would be "branded" with the employer's, group's or store's identity, but we would perform the plan administration, negotiating the benefits and providing the customer support. Coincidentally, we intend to develop a marketing unit to specialize in these group cards, which we expect to sell on a wholesale basis through the managements of the various organizations. To date, we have not finalized the terms, benefits or prices of any of these products, nor have we received purchase commitments from any company or group.

Marketing

     We are in the process of developing a detailed plan for achieving a rapid initial market penetration, with potential for continued revenue growth. We expect that in its final form, the National Healthcare Card will provide an attractive benefit package that should be competitive with other offerings in the medical discount industry. Accordingly, we are investing considerable resources in building a strong network of providers, and a customer service capability that we expect will ensure that most new subscribers have a satisfactory experience with their memberships and will want to continue beyond the initial period. In the expectation of satisfactory rates of customer retention, we intend to offer features that will encourage new subscribers to try out our Card by reducing or eliminating the risk. These features may include early cancellation privileges, refund guarantees, and perhaps "trial" periods of free or discounted benefits.

Direct Sales

     We have entered into an agreement with Universal Insurance Services ("UIS") whereby UIS will distribute, on a non-exclusive, best-efforts basis, the Card and derivative products through its sales agents and affiliated "independent business owners" ("IBOs"). We have agreed that UIS may, at its option, market products that may directly or indirectly compete against our products; nevertheless, we expect, although we cannot be certain, that UIS agents and IBOs will actively market our products as complements to their own.

     Our agreement with UIS is for a renewable two-year term, with either party having the right to cancel for good cause. UIS is not guaranteeing us any minimum level of sales. We have the right to train the sales reps on our products and to approve all sales material and contracts prior to their use. We expect UIS' sales efforts on our behalf to begin as soon our customer support systems are ready and the training materials are completed, estimated to be about sixty days from the date of this report.

     We also intend eventually to develop our own direct marketing force, although the details are not yet final.

Web Marketing

     We are developing a sophisticated, interactive world wide website where visitors can view details of our Card plans, make inquiries, search our network for providers in their local areas, and even enroll online if they so choose. Password-protected areas of the website will permit providers to obtain news and information specific to their interests, and sales reps to access the training materials, schedules, and individual commission information.

     Naturally, in order for a website to be useful as a marketing tool, prospective customers must know about it and visit it. With millions of websites competing for the consumer's attention, driving traffic to a particular site can be challenging as well as expensive. We are entering relationships with various high-traffic internet sites whereby we will purchase "pay-per-click" advertising space, meaning we are charged for the ad based on the number of actual referrals to our website, rather than the number of visual impressions. We also intend to hire employees or consultants with expertise in web marketing, although we have not engaged any such specialists as yet.

     The URL of our website is http://www.nationalcarecard.com.

Wholesale marketing

     Many managements of small companies (fewer than 200 employees) simply cannot afford the premiums for an HMO or major medical policy for their employees. We believe a substantial portion of these employers would consider paying the much smaller subscription fee for a medical discount plan for their employees. Accordingly, we intend to recruit and train wholesale marketing specialists who will call on small companies, fraternal groups, non-profit membership corporations, educational organizations, and various other "affinity" groups to offer a "branded" version of one of our card programs. In this case, a specially designed card would carry the client group's logo, as well as that of our provider network; the group manager would decide who in the group qualifies to receive the card, then make a bulk purchase from us. Under this arrangement, we would provide the ongoing administration of the plan exactly as for the cards we market directly to consumers.

     We expect to commence marketing of wholesale card programs very soon after the launch of our National Healthcare Card, probably about mid-July of 2003.

Competition

     The 10-year-old market for non-insurance health discount programs is becoming quite competitive. As a new entry into the business, we face significant challenges in achieving an initial market penetration and in sustaining a rate of growth sufficient to ensure our success. A number of competing firms already have established marketing organizations and customer support structures. Many have significantly greater financial resources and consumer recognition than we have.

     To effectively compete in the discount medical marketplace, at a minimum we will have to be able to:

     a) identify individuals and groups who are likely prospects for our products;

     b)   get our sales message in front of those prospects cost-effectively;

     c) establish and maintain relationships with providers and provider networks ("PPOs")

     d)   offer a competitive combination of benefits at competitive pricing;

     e) recruit and train sales reps to present our products accurately and compellingly; and

     f)   provide superior provider and customer support.

     The following are the companies we have identified as those likely to be our primary competitors for customers, providers, and sales reps:

         AmeriPlan  -  Texas
         Full Access Medical  -  Georgia
         Precis, Inc. (NASDAQ: PCIS)   -  Oklahoma
         U. S. Health Advisors  -  Texas
         Family Care  -  Georgia

In addition, a number of companies offer medical discount programs that are localized geographically, or specialized in certain service categories such as dental, chiropractic, or pharmacy. Recently, a several of the major drug manufacturers have begun, or announced plans to begin, offering prescription discount cards applicable to their own drug brands only. And the Bush administration began in 2001 to promote a discount drug card program for seniors who are covered by Medicare, although implementation of that program has been halted indefinitely by the federal courts in response to challenges to the program's legality.

     In competing effectively for sales, we believe the two most important features of medical discount programs to be the cost/benefit ratio of the plan, and the after-sale customer support. Because of the marketing cost of acquiring each new customer, it will be important for every customer to have a satisfactory experience in realizing the various benefits from the Card so that they will renew their Card membership beyond the initial period. Accordingly, we intend to invest considerable resources in

     a) researching our markets to keep abreast of trends in the demand for consumer-paid healthcare;

     b) training our sales reps to completely and accurately explain the benefits, limitations, and use of each Card product;

     c) staffing and training a sophisticated customer-support center, from which both cardholders and providers can get prompt, courteous, and complete information about all aspects of our programs; and

     d) constantly seeking and negotiating new agreements with PPO's and providers.


Regulation

     At present, the healthcare discount programs we plan to offer are not subject to regulation as insurance policies, and our sales representatives need not be licensed as insurance brokers. We will not pay or guarantee payment for medical services, or in any way represent that our Card pays benefits like an insurance policy. However, there is no assurance that future legislative or regulatory enactments will not cause our proposed operations to become regulated. We cannot now predict the impact on our business of compliance with any new laws or regulations, but it is likely there would be a material effect in either increased cost of compliance, restrictions on our operations, or both.

     Most states have a pyramid marketing statute to restrict direct marketing activities of the sort commonly referred to as "pyramid schemes," in which the "downline" reps typically end up with garages full of inventory, while those at the top of the organizational pyramid reap commissions for signing up new reps rather than for sales of products. We intend to scrupulously avoid entering into any selling relationships of this type, but we cannot be certain that state authorities will not from time to time challenge our sales structure, causing us to incur legal or other expenses.

     On April 14, 2003, regulations went into effect to establish patient privacy protections as part of the Heath Insurance Portability and Accountability Act of 1996 (HIPAA). HIPAA included provisions designed to encourage electronic transmission of patient information between and among providers, benefit plans, and health care clearinghouses. The new regulations, developed by the Department of Health and Human Services, represent a uniform federal floor of privacy protections for consumers.

     We are studying the new regulations to determine whether they are applicable to our proposed business, and what, if anything we will have to do to ensure our compliance. We think it likely that at least some provisions will in fact apply to us, but cannot predict at this time whether the cost of compliance will prove to be material to our operations. Our failure to comply with any applicable provisions of HIPAA could subject us to civil and criminal penalties.

     Twenty-three states have "business opportunity" laws that prohibit sales of business opportunities unless the seller gives potential purchasers a pre-sale disclosure document that has been filed with a designated state agency. In order to recruit marketing representatives in those states, we may have to provide such a disclosure document, and otherwise comply with the state's requirements.

     The Federal Trade Commission, as well as the securities regulators in states having a franchise law, may assert that our relationships with marketing representatives are subject to the registration, disclosure and reporting requirements applicable to franchises. Although we intend to structure our marketing relationships so as to avoid application of franchise laws, we may from time to time have to expend resources in refuting such franchise law claims, and if we are found to be in violation may have to pay civil penalties, be enjoined from doing business in the jurisdiction, or both.

Employees

     We currently have seven full time and 2 part time employees, in technical, customer service, and sales capacities. Over the next year we expect to add employees, but have not yet determined the numbers or capacities.

     We believe we have a good relationship with our employees. We have no union contracts or labor relations issues.

Facilities

     All of our operations are located in a 5,500 square foot office building located at 4017 Colby Avenue, Everett, Washington. The building is owned by our President, Antoine Jarjour, whom we pay $2,300 per month on a month-to-month verbal agreement. Our Board, with Mr. Jarjour abstaining, made a determination that the payment amount is fair and reasonable and that the arrangement serves the interests of the Company. Mr. Jarjour is under no obligation to continue to provide the space for any period in the future.

Risk Factors

     An investment in our common stock is highly speculative and subject to a high degree of risk. You may lose money by investing in our common stock so only persons who can bear the risk of the loss of their investment should invest. Prospective investors should carefully consider the following factors in deciding whether to invest in our stock.

WE HAVE NO MEANINGFUL OPERATING HISTORY. We have been in the development stage since our inception, and have not yet produced revenues from business operations. There is no clear basis for judging our viability as a business enterprise, or our management's ability to develop the company to profitability. You should not purchase our shares unless you can afford to lose your entire investment.

OUR PERFORMANCE DEPENDS ON MARKET ACCEPTANCE OF OUR PRODUCTS, WHICH IS UNPROVEN. We expect to derive substantially all of our revenues from the sales of our medical and pharmacy discount cards, none of which have yet demonstrated widespread market acceptance. If we cannot develop a market for our products, or if they develop more slowly than expected or are subject to very intense competition, we may not ever reach profitability and may fail.

WE WILL LIKELY REQUIRE ADDITIONAL CAPITAL TO FINANCE OUR GROWTH. Although we believe our available capital to be sufficient for our initial product development and training programs, through product launch, we expect to face substantial competition when we begin full-scale marketing, and will likely need to raise additional capital for advertising, promotion, recruitment and training. If we raise funds by selling additional equity stock, the proportionate interests of existing shareholders will be diminished (i.e., "diluted"). If we are unable to raise additional capital when needed, we may not be able to achieve a rapid enough market penetration and may fail.

THERE MAY BE LIMITED OR NO LIQUIDITY IN OUR COMMON STOCK AND ITS PRICE MAY BE SUBJECT TO FLUCTUATION. There is currently no public trading market for our common stock. Although we intend to apply to have our stock quoted on the NASD's Over-the-Counter Bulletin Board (the "OTC-BB"), there is no guarantee we will be successful in doing so. Listing on the OTC-BB does not assure that an adequate volume of trading will develop or that bids and offers will be available at favorable prices. Accordingly, it may be difficult or impossible to liquidate shares of our common stock at a price equal to or greater than the price paid.

OUR OPERATIONS MAY BE AFFECTED BY FUTURE CHANGES IN INSURANCE LAWS AND REGULATIONS. At present, our proposed products are not regulated as insurance products, and our marketing reps are not required to be licensed as insurance brokers. However, there is no assurance that state or federal legislatures will not in the future seek to bring our products and sales activities under the jurisdiction of insurance regulators. Should that occur, we may face substantial costs of compliance with the new laws and regulations, or may be foreclosed from selling our products in certain jurisdictions.

INITIALLY, WE WILL BE DEPENDENT ON LIMITED MARKETING AVENUES FOR OUR PRODUCTS. Although we intend eventually to develop our own network marketing organization, initially we will depend for a significant portion of our sales on our relationship with Universal Insurance Services and its network marketing organization, as well as our website. There is no assurance that UIS' marketing reps will be successful in selling the expected quantities of our products, or that they will not at some point elect to sell competing products, or that they will not terminate their relationship with us. Should any of these events occur, our revenues could fall significantly below expectations, and we could incur substantial costs to develop alternative marketing avenues.

INITIALLY, WE WILL BE DEPENDENT ON ONE OR A FEW PROVIDER NETWORKS. It is likely that until such time as we achieve a subscriber base of a few thousand cardholders, or more, we will be dependant on maintaining a relationship with a single PPO for each category of services (i.e., medical, pharmacy, veterinary). If, for any reason, we should lose a provider relationship, and be unable to promptly replace it with a new one, we may no longer be unable to offer various benefits to new subscribers, which could have a negative impact on our sales.


Special note on forward-looking statements

     This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause the company's actual results in future periods to differ materially from forecasted results. These risks and uncertainties include, among other things, the ability of the company's products to gain market acceptance, stability of the regulatory environment, our ability to establish and sustain beneficial relationships with sales reps and provider organizations, and others. Some of these forward-looking statements can be identified by the use of forward-looking terminology including "believes," "expects," "may," "will," "should," or "anticipates" or their negative forms, or other variations on them, or by their proximity to discussions of strategies that involve risks and uncertainties. When reading these forward-looking statements, you should recognize that they:

     o    discuss our future expectations, which may or may not come to pass;

     o imply projections of our future operating results or financial condition that could vary;

     o    state other forward-looking information.



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     We think discussing our future expectations can be valuable to you;
however, you should consider the prospect of events occurring in the future over which we have no control, and the possibility of conditions arising that we could not accurately predict.


PLAN OF OPERATION

     The following discussion and analysis should be read in conjunction with our financial statements and the notes associated with them, previously filed with the U.S. Securities and Exchange Commission ("SEC") and incorporated by reference into this Current Report. Audited financial statements for our fiscal years ended June 30, 2002 and 2001 are contained in our first amended Annual Report on Form 10-KSB, filed on EDGAR September 27, 2002, and unaudited interim statements can be found in our Quarterly Report on Form 10-QSB for the period ended March 31, 2002, filed on EDGAR March 20, 2003. You can view these reports and the financial statements they contain on the SEC's website at http://www.sec.gov, or at the SEC's public reference room located at 450 5th Street, N.W., Washington, D.C. 20549. Or, you may call the SEC at 800-732-0330 for information on the operation of public reference rooms in New York and Chicago. This discussion should not be construed to imply that the results discussed here will necessarily continue into the future or that any conclusion reached will necessarily be indicative of actual operating results in the future. The discussion represents only the best present assessment of management.

     We have only recently commenced our operations in the discount medical industry, and have limited financial resources. We are considered to be a company in the development stage, as we have no revenues from business operations. In April and May of 2003 we received proceeds of $500,000 from private sales of common and preferred stock, and we expect to raise additional capital over the next 12 months by selling our common stock or perhaps other securities of the Company, but we have no commitments as yet from any underwriter or prospective investor. When we issue new equity securities, the proportionate ownership of then-existing security holders will be diminished ("dilution"). If we do not succeed in raising capital, we may not be able to develop our business and may fail.

     We have not yet determined the total amount of capital that will be needed to fund our operations to the point of producing operating profits. From our inception in 1987, we have incurred an accumulated operating deficit of $29,659, substantially all of which was for organization costs, administrative expenses, and professional fees. We expect to continue to incur losses for the foreseeable future, and at a faster rate than in the past.

     We believe our capital is sufficient to:

     a)   complete development of our primary product, the National Healthcare
          Card;

     b)   staff, equip and train our customer support facility;

     c)   commence marketing on a scale adequate to produce revenues.

However, because we think it will be important to achieve a rapid market penetration in order to leverage our minimum fixed monthly costs for customer support and administration, we will attempt to raise an additional $2,000,000 to $4,000,000 during the next twelve months to support our marketing effort, an amount we believe will be sufficient to enable us to realize meaningful revenues and possibly even operating profits from our operations. We have not yet received commitments for any of these funds from any investors, underwriters, banks, or venture capital firms, or other sources, and cannot be certain we will in fact receive any amount of future funding.


DESCRIPTION OF PROPERTY

     We do not own any real property. We have not yet adopted any policies regarding investment in real property, as we do not expect to make any real estate purchases in the foreseeable future.


MANAGEMENT

     The following lists our officers and directors together with their length of service. Brief biographical sketches follow the table.

                Name        Age           Position(s)          Service Began

  Antoine Jarjour            47       President, Director        April 2003
  Gary Pace                  56       Secretary, Director       October 1987
  Helen J. Allen             47       Treasurer, Director        April 1992
  Jenifer C. Ayers           49            Director              June 1998
  Charles E. Carofoli        56            Director              April 2003
  Charles W. Tardanico       64            Director              April 2003
  Richard L. Dagg            56            Director              April 2003


     Antoine Jarjour, age 47, is President and a Director of the Company. He earned a B.A. Degree in Business Administration in 1977 and a Masters in Business Administration in 1982. Since 1989 Mr. Jarjour has served as President and CEO of Meray Corp., and its affiliate Seen on Screen, Inc., which together operate more than 50 franchise and company-owned specialty retail stores in high-traffic malls across the U.S. Initially, Mr. Jarjour will devote approximately half of his working hours to the business of the Company.

     Gary C. Pace, age 56, is Secretary and a Director of the Company, and was one of its original incorporators. Mr. Pace has worked 15 years in both retail and wholesale marketing of consumer products. Previously, he served 20 years with the Utah Air National Guard, where he received extensive formal schooling in management, marketing, procurement, and contract administration. Mr. Pace currently devotes less than 10% of working hours to the affairs of the Company.

     Helen J. Allen, age 47, is Treasurer and a Director of the Company. She is also an accomplished graphic design artist, and has worked six years in that capacity for a major jewelry manufacturing company with international markets. Ms. Allen currently devotes less than 10% of her working time to the affairs of the Company.

     Jenifer C. Ayers, age 49, has served as President and a Director of the Company since 1998. In addition, she has worked the past seven years as a Problem Resolution Specialist for the Client Services division of a large medical laboratory services firm. She has worked in client services since 1988, and prior to that performed billing, bookkeeping and general office management responsibilities for the same and other companies. Ms. Ayers received formal education in Houston, Texas, Spain, and Mexico. Ms. Ayers currently devotes less than 10% of her working time to the business of the Company.

     Charles Carofoli, age 56, was appointed independent director in April of 2003 to fill a vacancy on the Board until the next annual meeting of shareholders. Mr. Carofoli has extensive marketing and management experience, having served since 1989 as President and CEO of Mayflower Food and Spirits, a retail marketing complex including auto service and repair, grocery and liquor sales, and a full-line delicatessen.

     Charles W. Tardanico, age 64, was appointed independent director in April of 2003 to fill a vacancy on the Board until the next annual meeting of shareholders. Mr. Tardanico received a B.S. Degree from Fitchburg State College in 1971, and a Masters in Education from Suffolk University, Boston, in 1974. Since 1985 Mr. Tardanico has been the owner and general manager of East Bay Builders, Inc., a builder and remodeler of residential buildings on Cape Cod.

     Richard L. Dagg, age 56, was appointed independent director in April of 2003 to fill a vacancy on the Board until the next annual meeting of shareholders. Mr. Dagg received a B.A. Degree from Washington State University in 1969. He has worked in Sales Management since 1978, including seven years as Vice President of Sales for Hunter Douglas and six years as National Vice President of Sales for Comfort-Tex Corp.

Committees

     As permitted by our bylaws, we recently appointed interim directors to fill vacancies on the Board and serve until the next annual meeting of shareholders. The Board expects to complete new committee assignments within 60 days of the date of this report. In the interim, any required actions that would ordinarily be taken by a committee will be taken by the entire Board.

SECURITY OWNERSHIP OF CERTAIN PERSONS

     Following are all of the persons of which the Issuer is aware who are officers, directors, or affiliates, or who individually or as a member of a group are the beneficial owner of more than 10% of any class of the issuer's securities:

     Class of                Name and Address of                        Percent
     Security                 Beneficial Owner              Amount      of Class
--------------------- -------------------------------- --------------- ---------

  Common Stock        Gary Pace                            800,000        3.5%
                      437 N. Grant St.
                      Salt Lake City, UT 84116

  Common Stock        Helen Allen                          200,000        0.9%
                      437 N. Grant St.
                      Salt Lake City, UT  84116

  Common Stock        Jenifer Ayers                        200,000        0.9%
                      437 N. Grant St.
                      Salt Lake City, UT  84116

--------------------- -------------------------------- --------------- ---------

  Common Stock        Officers and directors
                      as a group                         1,200,000        5.3%

--------------------- -------------------------------- --------------- ---------

Series A Convertible  Antoine Jarjour                    1,600,000(1)     100%
 Preferred Stock      4017 Colby Avenue
                      Everett, WA  98201
---------------
1/ Each preferred share is convertible into 10 common shares. In the event of conversion of all the preferred shares, Mr. Jarjour would beneficially own 16,000,000 shares or 41.5% of the class, and officers and directors as a group would hold 44.6%.


EXECUTIVE COMPENSATION

     We do not currently have a plan for compensation of our executive officers or directors, and during our last three fiscal years no officer or director received compensation other than direct reimbursement for out-of-pocket expenses incurred on behalf of the Company. We expect to implement an executive compensation plan within the next twelve months, however, and intend that any such plan will be reasonable and consistent with industry norms for comparable duties and responsibilities of executives in similarly situated companies. A compensation committee made up of independent directors will develop and approve our executive compensation plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     We have not engaged in any transactions that would be reportable under Item 404 of Regulation S-B.


DESCRIPTION OF SECURITIES

     Our authorized capital consists of 200,000,000 shares of common stock, par value $.001 per share, of which 22,600,000 have been issued and are outstanding, and 25,000,000 shares of Preferred Stock, of which 1,600,000 have been issued and are outstanding in "Series A."

     A complete description of the common stock follows:

          o Voting rights: one vote per share on all matters submitted to a vote of shareholders.

          o    Cumulative voting rights: none.

          o    Pre-emptive rights: none.

          o    Conversion rights: none.

          o    Preference: none.

          o    Redemption provisions: none.

          o    Sinking fund provisions: none.

          o    Liability for further calls or assessments: none.

          o Liquidation rights: None stated in Articles of Incorporation or Bylaws. Certain rights may exist under Nevada law.

          o Dividend rights: According to the Bylaws, and subject to existing law, dividends may be declared and paid out of any funds available for the purpose, as often, in such amounts, and at such times as the board of directors may determine. No other dividend rights exist.

          o    Dividend rate: none.

          o Restrictions on transfer: Except for restrictions under applicable securities laws and regulations, there are no restrictions on the transferability of the common shares.

          o Dissenters' rights: Under certain circumstances, Chapter 92A of the Nevada Revised Statutes provides for dissenter's rights in connection with a plan of reorganization.

     The Series A preferred shares are convertible at the shareholder's option into 10 shares of common stock. There are no voting rights or redemption rights, no call feature and no dividend rights. All of the 1,600,000 preferred shares currently outstanding are held by our President, Antoine Jarjour.


MARKET FOR OUR COMMON EQUITY

     As of May 31, 2003 we had 22,600,000 shares of common stock issued and outstanding, of which 1,200,000, or 5.3%, were held by our affiliates.

     There is currently no trading market for our shares, so purchasers of our common stock may find it difficult or impossible to dispose of them. We are in the process of applying to the National Association of Securities Dealers ("NASD") to have our shares quoted on the Over-the-Counter Bulletin Board ("OTC-BB") electronic quotation system, but we cannot assure you when, if ever, an active trading market in our shares will develop.

     We believe that 19,800,000 shares of our common stock may be eligible for resale under Rule 144 of the Securities Act of 1933. Should a trading market in our stock develop, and should a significant number of these eligible shares be offered for sale, our stock price would likely fall.

Holders of Common Stock

     As of May 15, 2003 there were 50 holders of record of our common stock. That number does not include stockholders for whom shares were held in nominee or street name.

Transfer Agent

     The Transfer Agent and Registrar for our common stock is Holladay Stock Transfer of Scottsdale, Arizona.

Dividend Policy

     We have not adopted a policy for the payment of dividends, nor do we expect to do so in the foreseeable future. Authority to declare dividends from available earnings lies in the Board of Directors.


LEGAL PROCEEDINGS

     To our knowledge, there is no current or threatened litigation involving us or our assets.


CHANES IN AND DISAGREEMENTS WITH ACCOUNTANTS

     We have not changed our independent accountants or had any disagreements with them regarding accounting policies or other matters.

RECENT SALES OF UNREGISTERED SECURITIES

     During our three most recent fiscal years, we sold the following securities without registration under the Securities Act of 1933 (the "Act"). The sales were made by executives of the company without the use of an underwriter. In making the sales, we relied on the exemption authority provided by Section 4(2) of the Act, and Regulation D of the Act, relating to sales not involving any public offering. We believe that all such sales were made by our executive officers in private, negotiated transactions without any advertising, public announcements or general solicitation. The purchasers of the shares represented themselves in writing to be, and we believe them to be, members of one or more of the following classes:

     a.   Officers, directors, promoters, or control persons of the issuer;

     b. Persons who are accredited investors as defined in Rule 501(a) promulgated under the Act;

     c.   Individuals who:

          i.   Are knowledgeable and sophisticated in investment matters;

          ii. Are able to assess the risks of an investment such as in our securities;

          iii. Are financially able to bear the risk of a loss of their entire investment; and

          iv. Have access to pertinent information regarding us and our operations.

The shares are subject to the resale provisions of Rule 144 and may not be sold or transferred without registration except in accordance with Rule 144. Certificates representing the securities bear a legend to that effect.

                         Class of                     # of                       # of
      Date              Securities                   Shares          Price     Purchasers
------------------ --------------------------------------------- ------------- ----------
April 14, 2003     Common Stock, $.001 par value      1,600,000      $.2500        2
April 14, 2003     Common Stock Purchase Warrants       400,000      $.0000        2(1)
April 7, 2003      Preferred Stock Series "A"         1,600,000      $.0625        1
May 5, 2000        Common Stock, $.001 par value      1,000,000      $.0500        1(2)
---------------

(1) Exercisable at $.50 per share for one year. One detachable warrant was issued with each four shares subscribed by the two purchasers in the first line of the table.
(2) Issued for consulting services; adjusted for 20-for-1 forward split effective May 31, 2000, and a 10-for-1 forward split effective April 9, 2003.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

     Our Articles of Incorporation contain provisions that limit the liability of directors in certain instances. As permitted by the Nevada General Corporation Law, directors will not be liable to us for monetary damages arising from a breach of their fiduciary duty as directors. Such limitation does not affect liability for any breach of a director's duty to us or our stockholders that involve (i) intentional misconduct, fraud or a knowing violation of law or
(ii) for the payment of dividends in violation of Nevada Revised Statutes
78.300.


FINANCIAL STATEMENTS

     We file Annual Reports on Form 10-KSB with the SEC. Our annual reports contain audited financial statements and other information about us. In addition, we file Quarterly Reports on Form 10-QSB which contain unaudited interim financial statements. Our Annual Report for the fiscal year ended June 30, 2002 and our Quarterly Report for the nine months ended March 31, 2003 are incorporated by reference into this Current Report. You can view these reports and the financial statements they contain at the SEC's public reference room located at 450 5th Street, N.W., Washington, D.C. 20549. Or, you may call the SEC at 800-732-0330 for information on the operation of public reference rooms in New York and Chicago. You can also view the reports on the SEC's website at http://www.sec.gov.


INDEX TO EXHIBITS

        The following documents are included as exhibits to this Current Report:

Ex. No.         Description
-------         -----------

  2.1           Plan or Reorganization(1)
  3.1           Articles of Incorporation(1)
  3.2           Bylaws(1)

-------
(1) Previously filed as the corresponding exhibit number to our Form 8-K12G filed on EDGAR April 10, 2003 and incorporated herein by reference.



                                   SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 5, 2003                         PERFECT HEALTH CARE CORP.


                                     By:/s/ Antoine Jarjour
                                     ----------------------------------
                                     Antoine Jarjour, President